Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of November 2, 2018 is by and among UNITED THERAPEUTICS CORPORATION, a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as the Administrative Agent (in such capacity, “Administrative Agent”).

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors party thereto, the Lenders from time to time party thereto and the Administrative Agent are party to that certain Credit Agreement, dated as of June 27, 2018 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby);

WHEREAS, the Borrower has requested that the Lenders approve certain amendments to the Credit Agreement; and

WHEREAS, the Required Lenders have approved the Borrower’s requested amendments on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.            Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.            Amendment. The definition of “Consolidated EBITDA” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Consolidated EBITDA” means, for any period, the sum of the following determined on a Consolidated basis, without duplication, for the Borrower and its Subsidiaries in accordance with GAAP: (a) Consolidated Net Income for such period plus (b) the sum of the following, without duplication, to the extent deducted in determining Consolidated Net Income for such period: (i) income and franchise taxes, (ii) Consolidated Interest Expense, (iii) amortization and depreciation, (iv) stock based compensation expense (including with respect to stock option, share tracking award and employee stock purchase plans), (v) non-cash license fee charges and other non-cash charges (or minus non-cash adjustments increasing Consolidated Net Income) recorded in respect to purchase accounting adjustments, (vi) non-cash asset impairment charges, (vii) non-recurring non-cash charges reducing Consolidated Net Income in such period (excluding any such expenses or charges to the extent representing an accrual or reserve for any cash charge in any future period and excluding write-downs of current assets), (viii) non-recurring transaction fees, costs and expenses, integration, reorganization and restructuring costs and facility consolidation and closing costs incurred in connection with reorganizations, restructurings, Investments and other acquisitions or inbound licenses of any rights in respect of (including any collaboration or development agreements with respect to) drug or pharmaceutical products or other technologies (and any related property or assets) (including, the incurrence or repayment of Indebtedness in connection therewith) and Asset Dispositions permitted hereunder, provided that (A) such fees, costs and expenses in this clause (viii) are incurred within twelve (12) months of the occurrence of such applicable triggering event and (B) the aggregate amount of such fees, costs and expenses added back pursuant to this clause (viii) shall not exceed the greater of (1) 15% of Consolidated EBITDA for the applicable period of four fiscal quarters (prior to giving effect to such adjustments) and (2) $100,000,000 during any such applicable period of four fiscal quarters, (ix) any upfront payments and any milestone payments or other deferred consideration (including purchase price adjustments, earn-outs, compensation, contingent value rights, non-compete payments and similar obligations but excluding ongoing royalty payments), contingent or non-contingent, accrued or paid during such period, and any buy-down of royalty obligations, in each case in respect of acquisitions or inbound licenses of any rights in respect of (including any collaboration or development agreements with respect to) drug or pharmaceutical products or other technologies (and any related property or assets), and (x) losses (or minus gains) associated with the revaluation of any milestone payments or other deferred consideration referred to in clause (ix) above, less (c) to the extent included in determining Consolidated Net Income for such period, (i) interest income and (ii) all non-recurring non-cash items increasing Consolidated Net Income. For purposes of this Agreement, Consolidated EBITDA shall be adjusted on a Pro Forma Basis.

3.            Conditions Precedent. The effectiveness of this Amendment shall be subject to receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, each Guarantor, the Required Lenders and the Administrative Agent.

4.            Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents shall be deemed to include this Amendment.

5.            Reaffirmation of Obligations. Each Credit Party hereby ratifies the Credit Agreement, as amended hereby, and each other Loan Document to which it is a party and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement, as amended hereby, and each other Loan Document to which it is a party applicable to it and (b) that it is responsible for the observance and full performance of its respective obligations under the Loan Documents.

6.            No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

7.            Expenses. The Borrower agrees to pay all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

8.            Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

9.            Governing Law. This Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	UNITED THERAPEUTICS CORPORATION,
a Delaware corporation

	By:	/s/ James Edgemond
Name: James Edgemond
Title: Chief Financial Officer and Treasurer

GUARANTORS:	LUNG BIOTECHNOLOGY PBC,
a Delaware public benefit corporation

	By:	/s/ James Edgemond
Name: James Edgemond
Title: Chief Financial Officer and Treasurer

UNITED THERAPEUTICS CORPORATION

First Amendment to CREDIT AGREEMENT

AGENTS AND LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent,
Swingline Lender and Lender

	By:	/s/ Kirk Tesch
Name: Kirk Tesch
Title: Managing Director

UNITED THERAPEUTICS CORPORATION

First Amendment to CREDIT AGREEMENT

BANK OF AMERICA, N.A.,
as Lender

By:	/s/ H. Hope Walker
Name: H. Hope Walker
Title: Senior Vice President

UNITED THERAPEUTICS CORPORATION

First Amendment to CREDIT AGREEMENT

DNB Capital LLC,
as Lender

By:	/s/ Kristie Li
Name: Kristie Li
Title: Senior Vice President

By:	/s/ Kristi Birkeland Sorensen
Name: Kristi Birkeland Sorensen
Title: Head of Corporate Banking

UNITED THERAPEUTICS CORPORATION

First Amendment to CREDIT AGREEMENT

MUFG Bank, Ltd.,
as Lender

By:	/s/ Kevin Wood
Name: Kevin Wood
Title: Director

UNITED THERAPEUTICS CORPORATION

First Amendment to CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION,
as Lender

By:	/s/ Carolyn L. West
Name: Carolyn L. West
Title: Senior Vice President

UNITED THERAPEUTICS CORPORATION

First Amendment to CREDIT AGREEMENT

Citibank, N.A.,
as Lender

By:	/s/ Pranjal Gambhir
Name: Pranjal Gambhir
Title: Vice President

UNITED THERAPEUTICS CORPORATION

First Amendment to CREDIT AGREEMENT

Barclays Bank PLC,
as Lender

By:	/s/ Jonathan Stone
Name: Jonathan Stone
Title: Director
Date: 11.2.18
Executed in New York

Restricted - Internal

UNITED THERAPEUTICS CORPORATION

First Amendment to CREDIT AGREEMENT

HSBC Bank USA, National Association,
as Lender

By:	/s/ John Treadwell
Name: John P. Treadwell Jr.
Title: SVP

UNITED THERAPEUTICS CORPORATION

First Amendment to CREDIT AGREEMENT

State Bank of India, New York,
as Lender

By:	/s/ Manoranjan Panda
Name: Mr. Manoranjan Panda
Title: Vice President & Head (Credit)

[SEAL]

UNITED THERAPEUTICS CORPORATION

First Amendment to CREDIT AGREEMENT

JPMorgan Chase Bank, N.A.,
as Lender

By:	/s/ Anthony Galea
Name: Anthony Galea
Title: Executive Director

UNITED THERAPEUTICS CORPORATION

First Amendment to CREDIT AGREEMENT